EXHIBIT 10.05



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                                   SWANK, INC.
                        1987 INCENTIVE STOCK OPTION PLAN

1.   Purposes of the Plan.
     ---------------------

     This Plan (the "Plan") is designed to provide, in the manner contemplated by Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), an incentive to key employees, including officers and directors who are employees, of Swank, Inc. (the "Company") and its present and future subsidiaries (as defined in paragraph 15 hereof), and to offer additional inducement in obtaining the services of key personnel. Options granted hereunder are intended to qualify as "incentive stock options" within the meaning of
Section 422A of the Code.

2.   Shares Subject to the Plan.
     ---------------------------

     Options may be granted from time to time hereunder to purchase in the aggregate not more than 300,000 shares of Common Stock, $1 par value, of the Company ("Common Stock") which shares may, in the discretion of the Stock Option Committee, consist either in whole or in part of authorized but unissued shares of Common Stock or issued shares of Common Stock which are held in the treasury of the Company. Any shares subject to an option which for any reason expires or terminates without having been exercised in full (unless the Plan shall have been terminated) shall again become available for grant under the Plan.

3.   Administration of the Plan.
     ---------------------------

     The Plan shall be administered by the Board of Directors which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan to a


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committee of the Board of Directors  (the  "Committee")  consisting  of not less than two directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended. References in the Plan to
determinations   or  actions  by  the  Committee  shall  be  deemed  to  include determinations and actions by the Board of Directors.

     Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion: to determine the individuals to receive options, the times when they shall receive them, the number of shares to be subject to each option, the term of each option, the date each option shall become exercisable, whether an option granted hereunder shall be exercisable in whole, in part or in installments, and if in installments, the number of shares to be subject to each installment, the date each installment shall become exercisable and the term of each installment; to accelerate the date of exercise of any installment; to determine whether shares may be issued on exercise of an option as partly paid and, if so, the dates when future installments of the option price shall become due and the amounts of such installments; to determine the amount necessary to satisfy the Company's withholding obligations; to construe the respective option agreements and the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this paragraph shall be conclusive.

4.   Eligibility.
     ------------

     The Committee may, consistent with the purposes of the Plan, grant options from time to time, within ten (10) years from the date of adoption of the Plan by the Board of Directors of the Company, to key employees, including employees who are officers or directors, of the



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Company or of its subsidiaries covering such number of shares of Common Stock as it may determine. The aggregate fair market value (determined as of the time the option is granted) of the shares of Common Stock as to which incentive stock options may be granted under the Plan or any other plan of the Company, its parent (as defined in paragraph 15 hereof) or subsidiary which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Should it be determined that any option granted under this Plan exceeds such maximum, the option shall be null and void to the extent, but only to the extent, of such excess.

5.   Option Price.
     -------------

     The purchase price for each share of Common Stock covered by an option granted hereunder shall be determined by the Committee, but shall not be less than the fair market value of the Common Stock at the time of granting of the option; provided, however, that if, at the time such option is granted, the optionee owns (or is deemed to own under applicable provisions of the Code and the regulations promulgated thereunder) Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries or of its parent, the option price shall not be less than 110% of the fair market value of the Common Stock on the date the option is granted. Unless otherwise required by the Code or the applicable regulations thereunder, such fair market value shall be taken by the Committee as the reported closing price of the Common Stock on the New York Stock Exchange (or, if the Common Stock is not then listed on the New York Stock Exchange, on such other securities exchange on which the Common Stock may then be listed), on the date the option is granted, or if there is no sale of the Common Stock on that date, then on the last previous day on which such sale was reported. If no quotes are available, the fair market value of the Common Stock shall be

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determined  by  the  Committee  by any  method  consistent  with  the  Code  and applicable regulations. The determination of the Committee with respect to fair market value shall be conclusive. Unless otherwise required by the Code or applicable regulations thereunder, the date on which the Committee approves the granting of an option shall be considered the date on which such option is granted.

6.   Term of Options.
     ----------------

     The term of each option granted hereunder shall be for a period not exceeding ten (10) years from the date of granting thereof; provided, however, that if, at the time such option is granted, the optionee owns (or is deemed to own under applicable provisions of the Code and the regulations promulgated thereunder) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries or of its parent, the term of the option shall be no more than five (5) years options shall be subject to earlier termination as hereinafter provided.

7.   Granting of Options.
     --------------------

     Each option shall be evidenced by a written Incentive Stock Option Contract which shall be duly executed by the Company and by the employee and which shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee; provided that each such Incentive Stock Option Contract shall contain a representation by the employee that, in the event he exercises the option, the shares of Common Stock issuable upon exercise will be acquired by him for investment and not with a view to the distribution thereof. The Incentive Stock Option Contract shall further provide that, at such time as the shares of Common Stock issuable upon exercise of the option have been registered pursuant to an effective registration

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statement  under  the  Securities  Act of 1933,  as  amended  (the  "Act"),  the foregoing restriction on the distribution of such shares shall be inoperative. Nothing herein shall be construed as requiring the Company to register shares subject to an option under the Act. In addition, the Incentive Stock Option Contract shall provide that in the event of any disposition of the shares of Common Stock acquired upon the exercise of an incentive stock option or shares received in exchange for such shares, within two years from the date of grant of the option or one year after the date of transfer of such shares to him, the optionee shall notify the Company thereof in writing within 30 days after such disposition, provide the Company with such information as the Company may reasonably require or request to determine its obligation to withhold any income or other taxes by reason of such disposition and pay the Company on demand in cash an amount necessary to satisfy such obligation.

8.   Exercise of Options.
     --------------------

     Each option shall be exercisable during its term, in whole or in part, as to such number of shares of Common Stock and at such time or times as the Committee shall in its discretion determine at the granting of such option or upon the acceleration of the date of exercise of all or any portion of the option. Except as provided in paragraphs 9 and 10 hereof, an option may only be exercised if the holder is at the time of exercise in the employ of the Company, its parent or a subsidiary. Options shall be exercised only by the option holder giving written notice to the Company at its principal office, at present located at 6 Hazel Street, Attleboro, Massachusetts, specifying the number of shares purchased and accompanied by payment in full (or in part if so permitted by the Incentive Stock Option Contract) in cash of the aggregate purchase price therefor (or the amount due on exercise if the Incentive Stock Option Contract permits

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installment payments). Payment of the purchase price shall be made in one of the following manners, as determined by the Committee: (a) in cash or by certified check, (b) by transferring to the Company previously acquired shares of Common Stock having an aggregate fair market value on the date the option is exercised equal to the aggregate option exercise price of all options being exercised, or
(c) by any combination thereof. The fair market value of the shares so transferred to the Company shall be determined in accordance with the methods described in Article 5 but as of the date the option is exercised. Certificates representing the shares of Common Stock purchased upon exercise shall be issued as promptly as practicable thereafter, provided that the Company may postpone issuing certificates for such shares for such time as the Company, in its sole discretion, may deem necessary or desirable in order to enable it to comply with any requirements of the Act, the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities Exchange Commission promulgated under either of the foregoing acts, the listing requirements of any securities exchange on which the Company's Common Stock may now or hereafter be listed, or any applicable laws of any jurisdiction relating to the authorization, issuance or sale of securities. The holder of an option shall not have the rights of a stockholder with respect to the shares covered by his option until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, an option holder using previously acquired shares in payment of an option exercise price shall have the rights of a stockholder with respect to such previously acquired shares. The Company shall not be required to deliver certificates for such shares until all payments have been made. In no event may a fraction of a share be purchased or issued under the Plan.

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9.   Termination of Employment.
     --------------------------

     Any option holder whose employment with the Company, its parent and its subsidiaries has terminated for any reason other than death or disability (within the meaning of Section 22(e)(3) of the Code) may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within three (3) months after the date of termination, but in no event after the expiration of the term of the option; provided that if his employment shall be terminated either (i) for cause, or (ii) without the consent of the Company, said option shall (to the extent not previously exercised) terminate immediately. Options granted under the Plan shall not be affected by any change of employment so long as the holder continues to be an employee of the Company, a subsidiary or parent of the Company or of a corporation (or a parent or subsidiary of such corporation) issuing or assuming the option (within the meaning of Section 425(a) of the Code) in a transaction to which Section 425(a) of the Code applies.

     In the event that the employment of an individual to whom an option has been granted under this Plan shall be terminated by disability (within the meaning of Section 22(e)(3) of the Code) such option may be exercised by the employee, to the extent that the employee was entitled to do so at the termination of his employment, at any time within twelve (12) months after such termination but not thereafter, and in no event after the date on which, except for termination of employment, the option would otherwise expire.

     Nothing in this Plan or in any option granted under this Plan shall confer on any individual any right to continue in the employ of the Company or any subsidiary or parent of the Company or a corporation (or a parent or subsidiary of such corporation) issuing or assuming the option or limit or restrict in any way the right of such employer to terminate the optionee's employment at any time for any reason whatsoever.

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10.  Death of Employee.
     ------------------

     If an option holder dies while he is employed by the Company or any of its subsidiaries or within three (3) months after termination of his employment (unless such termination was either (i) for cause, or (ii) without the consent of the Company), the option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under the option, at any time within six (6) months after death, but in no event after the expiration of the term of the option.

11.  Non-Transferability of Options.
     -------------------------------

     Options shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the option holder only by him. Except to the extent provided in paragraph 10 hereof, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

12.  Adjustments.
     ------------

     Notwithstanding any other provision contained herein, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger, consolidation, split-up, subdivision, combination or exchange of shares, or the like, the aggregate number and kind of shares available under the Plan, the number and kind of shares subject to each outstanding option and the option prices shall be proportionately adjusted by the Board of Directors, whose determination shall be conclusive.

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13.  Termination and Amendment of the Plan.
     --------------------------------------

     Unless sooner terminated, as hereinafter provided, this Plan shall terminate on June 23, 1997, and no options shall be granted hereunder after that date. The Board of Directors may, without further approval by the stockholders, at any time terminate or amend this Plan without notice, or make such modifications of this Plan as it shall deem advisable; provided that the Board may not, without prior approval by the holders of a majority of the outstanding shares of Common Stock, (i) increase the maximum number of shares as to which options may be granted under the Plan (except as contemplated by paragraph 12 hereof), (ii) change the eligibility requirements for individuals entitled to receive options hereunder, or (iii) otherwise materially increase the benefits to participants under the Plan. The Plan has been adopted prior to the promulgation of final regulations by the Treasury Department under Section 422A of the Code. Accordingly, as it is intended that options under the Plan be "incentive stock options" within the meaning of such section, the Board of Directors may amend the Plan in any respect necessary or appropriate to bring the Plan and options granted under the Plan into compliance with such regulations. No termination, amendment or modification of the Plan may, without the consent of the person to whom any option shall theretofore have been granted, adversely affect the rights of such person under such option or any unexercised portion thereof.

14.  Substitutions   and   Assumptions   of  Options   of  Certain   Constituent
     Corporations.
     ---------------------------------------------------------------------------

     Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a constituent corporation (as hereinafter defined) or assume the prior options of such constituent corporation. The term "constituent corporation" shall mean any corporation which has been

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merged into or consolidated  with the Company or one or more subsidiaries of the
Company, or whose assets or stock have been purchased or acquired by or liquidated into the Company or by or into one or more subsidiaries of the Company, or any parent or any subsidiary of any such corporation.

15.  Definitions.
     ------------

     The term "subsidiary" and "parent" shall mean a subsidiary corporation or a parent corporation, as the case may be, as defined in Sections 425(e) and 425(f) of the Code.

16.  Stockholders' Approval.
     -----------------------

     The Plan shall be subject to approval by the stockholders of the Company and any options granted hereunder prior to such approval shall be conditioned thereon; provided that the date of grant of any options granted under this Plan shall be determined as if such options had not been subject to such approval.


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